Exhibit 99.1

Independent Accountant’s Report

on Applying Agreed-Upon Procedures

United Auto Credit Corporation

1071 Camelback Street, Suite 100

Newport Beach, CA 92660

And

J.P. Morgan Securities LLC

383 Madison Avenue, 31st Floor

New York, NY 10179

And

Wells Fargo Securities, LLC

550 South Tryon Street, 5th Street

Charlotte, NC 28202

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by United Auto Credit Corporation, referred to herein as the “Company” or “Responsible Party,” J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, together with the Company, the “Specified Parties,” on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing Specified Attributes to Source Documents as listed in Exhibit A in connection with the issuance of automobile receivable-backed notes issued by United Auto Credit Securitization Trust 2018-1 (the “Proposed Transaction”) in accordance with the Preliminary Offering Memorandum. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing Specified Attributes to Source Documents as listed in Exhibit A in connection with the Proposed Transaction. The sufficiency of these procedures is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures and Findings

For the purpose of this report:

(i)	The computer-generated Loan Data File provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Loan Data File”;

(ii)	Certain data fields in the Loan Data File shall be herein referred to as “Specified Attributes”;

(iii)	The term “Automobile Loan Contract” or “Contract” means automobile installment sale contracts secured by new and used automobiles;

(iv)	The term “Automobile Loan Contract File” or “Contract File” means any file containing the installment sale contract, evidence of title and credit application;

(v)	The term “Obligor” means the borrower(s) stated on the installment sale contract; and

(vi)	The term “Customer Service Screen” refers to a screen image that United Auto Credit Corporation’s management represented as information from its Contract accounting system, which includes the loan history and the attributes related to the Contracts.

On January 2, 2018, representatives of the Company provided us with a computer-generated Loan Data File containing, as represented to us by the Company, data as of December 31, 2017. The Loan Data File contained 15,043 individual customer loans, herein referred to as the “Underlying Assets,” which management indicated represent the population of the Underlying Assets in the Proposed Transaction. In accordance with the arrangement letter dated January 5, 2018, we selected a random sample from the Loan Data File of 101 individual customer loans and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter. From January 11, 2018, to January 16, 2018, the Company provided us with the Source Documents referenced in Exhibit A related to the respective 101 individual customer loans. Upon performing the agreed-upon procedures, there was one customer loan, or 0.99 percent of 101 accounts selected, which was represented to us by the Company as being repurchased and therefore the agreed-upon procedures could not be performed for that loan. As such, the sample with which the agreed-upon procedures were performed was limited to the remaining 100 customer loans.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding Source Documents outlined in Exhibit A. We noted the following exception in our comparison:

The monthly payment on one installment sale contract, or 1.00 percent of 100 accounts selected, did not agree to the Loan Data File. The required monthly payment per the installment sale contract was $248.92, whereas the monthly payment per the Loan Data File was $250.08.

For the sample, we recalculated the remaining term based on the original term of the retail installment sale contract set forth in the Loan Data File and the number of payments made as set forth in the Loan Data File. We then compared our recalculation to the remaining term as set forth in the Loan Data File. We noted no exceptions in our comparison of the recalculations to the Loan Data File.

We also inspected the presence of, compared or verified the following on the sample of 100 Underlying Assets:

•	Inspected the presence of a copy of a signed credit application, either hard copy printed from the Company’s document imaging system (Nautilus) and provided by the Company, or we observed an electronic copy via direct access to Nautilus.

•	Inspected the presence of a certificate of title (Title Document or equivalent as explained below) and noted that the Company was named as the Secured Party. If the certificate of title was not available in the Contract File, we observed evidence of a perfected lien citing the Company as the Secured Party. In instances where the certificate of title was not available and the note date is fewer than 180 days from the December 31, 2017, date, we observed evidence of a title application noting the Company as the Secured Party.

•	Compared the name of the legal owner from the retail installment sale contract to the name on the vehicle title, if vehicle title was present in the file. If vehicle title was not present in the file, compared the name of the legal owner from the retail installment sale contract to the title application, or equivalent as explained above. It has been agreed to by the Specified Parties that there may be abbreviated names and differences due to name variations or misspelled names, which are not deemed findings unless otherwise noted.

We noted no exceptions in our procedures outlined above.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing Specified Attributes to Source Documents as listed in Exhibit A in connection with the Proposed Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Company, or any other party for the purposes of RSM US LLP performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships in the information included in the data provided to us.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing any such assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the Proposed Transaction.

•	Substantiating your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, RSM US LLP should not be regarded as having in any way warranted or given assurance to the items noted above.

This report is intended solely for the information and use of Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation. If a party not previously outlined has obtained, or has access to, this report without having executed an agreement with RSM US LLP wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

(i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

(ii)	Acquire any rights or claims against RSM US LLP, and RSM US LLP assumes no duties or obligations to such Non-Specified Party.

The Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

Los Angeles, California

January 19, 2018

Exhibit A—Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
1	Name of obligor	Retail installment sale contract, original certificate of title, title application, perfected lien

2	Contract identification number	Customer Service Screen in Contract Accounting System

3	Amount financed	Retail installment sale contract

4	Original Contract Term	Retail installment sale contract

5	Monthly payment	Retail installment sale contract

6	Annual Percentage Rate (APR)	Retail installment sale contract

7	Asset Type	Customer Service Screen in Contract Accounting System and Title Document

8	Manufacturer	Customer Service Screen in Contract Accounting System and Title Document

9	Vehicle model	Customer Service Screen in Contract Accounting System and Title Document

10	Vehicle new or used	Retail installment sale contract

11	Vehicle identification number	Customer Service Screen in Contract Accounting System and Title Document

12	Obligor state	Retail installment sale contract

13	Required first payment date	Retail installment sale contract

14	Dealer state	Retail installment sale contract